Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events

Note 18 – Subsequent Events

During February 2024, as a result of financial difficulties, the Company notified 10 of its 11 employees, including its then-Chief Executive Officer, of the termination of their employment. The effective termination dates vary based on contractual notice periods, which range between March 22, 2024, and April 22, 2024. In addition, the Board determined to limit its operations until such time as sufficient funds that can support the Company’s operations have been identified. During March 2024 following the approval of the IIA plan, the company canceled the termination notice of two employees.

On January 25, 2024, the Israel Innovation Authority (the “IIA”) approved a program to develop a device for the early detection of diabetic foot ulcers among diabetic patients, with a project budget of NIS 3,761,978 (approximately US$ 1,030,000) which includes an amount equal to 50% grant of the total budget provided at the time of the grant, disbursed in installments over the course of 13 months, in accordance with the project’s progress. In consideration for the grant by the IIA, the subsidiary is required to pay royalties at the rate of 3%-5% from the total sales until the repayment date of the full amount of the grant, plus annual interest at the SOFR rate. In addition, the IIA must approve any arrangement whereby the Company seeks to transfer the technology relating to the project, or its development, from Israel.